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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 2003

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     0-50078
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.           OTHER EVENTS

         On June 16, 2003, registrant announced the appointment of Craig L. Johnson as Executive Vice President and Chief Lending Officer of Franklin Bank, National Association, the wholly owned subsidiary of registrant (the "Bank"), and of Leonard B. Carleton as Treasurer and Chief Financial Officer of registrant and the Bank. The announcement was made as generally set forth in the attached press release.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     June 16, 2003 Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2003

                                           FRANKLIN BANCORP, INC.
                                           (REGISTRANT)



                                           By: /s/ David L. Shelp
                                               ---------------------------
                                               David L. Shelp, President and CEO



                                        2
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                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       June 16, 2003 Press Release